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                                                                    EXHIBIT 23.1
                                                                    ------------


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report on the 1995 and 1994 combined financial statements of The Airways Group included in this form 10-K, into the Company's previously filed registration Statement File No. 33-98566.


                              /s/ ARTHUR ANDERSEN LLP

                              ARTHUR ANDERSEN LLP




Minneapolis, Minnesota,
June 28, 1996